DREYFUS VARIABLE INVESTMENT FUND, CAPITAL APPRECIATION PORTFOLIO
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this semi-annual report for the Dreyfus Variable Investment Fund - Capital Appreciation Portfolio for the six months ended June 30, 1997. Over this period, your Portfolio produced a total return of 20.78%,* which compares with a total return of 20.60% for the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) over the same period.**
Portfolio Composition
    At the close of the period, the Portfolio had 1.9% of its net assets in short-term Treasuries, and significant industry positions in consumer staples, health care and financials. We will continue to invest the short-term cash equivalent assets as investment opportunities arise in favorable market conditions.
Economic Outlook
    On balance, we view the trend of global economic and political conditions as extremely favorable for equity investments. Politically, we see governments around the world pursuing policies designed to attract capital by reducing trade barriers, eliminating currency restrictions, lowering tax rates, and pursuing sound monetary policies. The fiscal debates center around how fast and how much spending should be reduced, rather than whether spending should be reduced.
    The U.S. economy is benefiting from the convergence of extremely positive fundamentals-stable but not robust growth, and low unemployment, in an environment of low inflation and declining interest rates. Corporate profits that are above consensus forecasts also contribute to the constructive backdrop. We continue to expect the economy to maintain a successful transition into an extended slow growth cycle, from the more robust rate of late 1996, early 1997, with long-term interest rates declining toward 6.0% by year-end as inflation pressures remain in check. Falling commodity prices and softness in automobile and retail sales support our outlook for a weaker second half of the year, as satiated demand and high debt levels mute consumption. We expect average annual GDP to moderate to about 2.5%.
    In the presence of such positive economic fundamentals, forecasts aim to discern the factors which could reverse such a constructive backdrop. From our perspective, however, secular developments over the past fifteen years in the U.S. have encouraged the principles of a free market economy and sound monetary policy, which support a paradigm shift in the economic landscape.
    We are not proposing the elimination of the business cycle. However, economic data since the early 1950s clearly illustrates a moderating trend in the volatility of economic cycles, with a tighter range of GDP in lengthened expansions, and an abbreviating trend in the length of contractions, which are less severe. Certainly, the emergence of a more independent central bank, and sound and vigilant monetary policy, have laid the foundation upon which a globally competitive and efficient U.S. economy can function.
Investment Strategy
    In short, we envision the next five years as a period of moderate aggregate economic growth, relatively low inflation, and rapid structural change. We believe that the correct strategy in this environment is to emphasize large capitalization companies which are global leaders in the production and distribution of branded and proprietary products and services. Our focus is on selecting what we believe are the highest quality companies we can find which are well-positioned to achieve consistent earnings growth, due to dominant global positioning and to rapidly expanding sales in international markets. While there will certainly be periodic cycles of outperformance in other areas of the global marketplace, we believe that the economic trends of globalization, technological innovation, and industry consolidation favor well-managed global (as opposed to local) organizations.

    Many investors are seeking long-duration investments toward retirement saving. We see that earnings are continuing to drive stock market performance, and that earnings disappointments cause stocks to correct severely for an extended time frame. If earnings growth and consistency are becoming increasingly selective, as we see it, we believe investors will continue to reward companies that can produce reliable earnings streams.
    Uncertainty about the economy's direction, in the mature phase of an economic cycle also causes the higher quality companies to appear more attractive to us, as do those with a high percentage of profits in global markets, rather than a more exclusively domestic focus. Investors have also put a premium on strong corporate balance sheets and cash flow, which enable companies to buy back shares and be well positioned to take advantage of strategic acquisitions. These companies continue to restructure and cut costs; they are more nimble, and we believe they can now take advantage of, rather than be hindered by, their size as dominant competitors on the global playing field.
Investment Highlights
    During the six-month period, the Portfolio's performance was positively impacted not only by the strategy to focus on the highest quality, global industry leaders, but also correct issue selection and sector and issue concentrations. Strategic emphasis and weightings markedly different from the S&P 500 Index have also resulted in long-term performance in excess of our benchmark.
    The Portfolio's concentration in the consumer staples sector of the S&P 500 Index had the most positive impact on absolute return. Results were led by considerable strength in shares of Coca-Cola, Philip Morris Cos., Procter & Gamble, Gillette and PepsiCo. The health care sector, represented in the Portfolio by the large U.S. pharmaceutical companies, had the second most positive impact, led by holdings in Johnson & Johnson, Merck & Co. and Pfizer. This sector continues to be overweighted in the Portfolio relative to the Index. The Portfolio's focus on the technology, financial services, and capital goods sectors also benefited results, led by the performance of Intel, Citicorp, Berkshire Hathaway and General Electric in each of these respective groups. Energy holdings were also strong, led by Exxon.
    Contributed assets to the Portfolio increased a wide variety of holdings already established, while new positions were taken with the purchase of shares of Bell South, Boeing, British Petroleum, Christian Dior, NIKE Inc. Class B and Hertz. The positions in Electronic Data Systems, International Paper, Motorola and Sara Lee were eliminated.
    We appreciate your investment in the Dreyfus Variable Investment Fund - Capital Appreciation Portfolio and we will continue to seek rewarding returns on your behalf.
                              Sincerely,
                              [Fayez Sarofim signature logo]
                              Fayez Sarofim
                              Portfolio Manager
July 17, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges imposed in connection with investing in variable annuity contracts and variable life insurance policies.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

DREYFUS VARIABLE INVESTMENT FUND, CAPITAL APPRECIATION PORTFOLIO
STATEMENT OF INVESTMENTS                                                                    JUNE 30, 1997 (UNAUDITED)
Common Stocks-97.5%                                                                                 Shares              Value
                                                                                                    -------            -------
  Auto Related-4.0%                  Chrysler...............................                        100,000     $    3,281,250
                                     Ford Motor.............................                        100,094          3,778,548
                                                                                                                       -------
                                                                                                                     7,059,798
                                                                                                                       -------
  Banking-7.4%                       Chase Manhattan........................                         45,000          4,367,813
                                     Citicorp...............................                         45,025          5,428,327
                                     HSBC Holdings, A.D.R...................                          3,500          1,060,500
                                     HSBC Holdings PLC......................                          2,400             72,187
                                     Keycorp................................                          1,800            100,575
                                     SunTrust Banks.........................                         36,000          1,982,250
                                                                                                                       -------
                                                                                                                    13,011,652
                                                                                                                       -------
  Basic Materials-3.3%               Dow Chemical...........................                         10,000            871,250
                                     duPont (E.I.) de Nemours...............                         60,000          3,772,500
                                     International Flavors & Fragrances.....                         17,000            858,500
                                     Rohm & Haas............................                          3,000            270,187
                                                                                                                       -------
                                                                                                                     5,772,437
                                                                                                                       -------
  Capital Goods-9.9%                 AlliedSignal...........................                         25,000          2,100,000
                                     Boeing.................................                         40,100          2,127,806
                                     Caterpillar............................                         12,000          1,288,500
                                     Emerson Electric.......................                         30,000          1,651,875
                                     General Electric.......................                         80,100          5,236,538
                                     Minnesota Mining & Manufacturing.......                         20,000          2,040,000
                                     Philips Electronics, N.V., A.D.R.......                         20,000          1,437,500
                                     Rockwell International.................                         25,000          1,475,000
                                                                                                                       -------
                                                                                                                     17,357,219
                                                                                                                       -------
  Communications Services-2.7%       BellSouth..............................                         50,000          2,318,750
                                     SBC Communications.....................                         40,572          2,510,392
                                                                                                                       -------
                                                                                                                     4,829,142
                                                                                                                       -------
  Computers-3.0%                     Compaq Computer........................                         25,000 (a)      2,481,250
                                     Hewlett-Packard........................                         50,000          2,800,000
                                                                                                                       -------
                                                                                                                     5,281,250
                                                                                                                       -------
  Electronics-4.1%                   Intel..................................                         49,500          7,019,719
                                     Texas Instruments......................                          3,200            269,000
                                                                                                                       -------
                                                                                                                     7,288,719
                                                                                                                       -------
  Energy-9.5%                        British Petroleum, A.D.S...............                         50,000          3,743,750
                                     Chevron................................                         45,000          3,327,188
                                     Exxon..................................                         60,050          3,693,075
                                     Mobil..................................                         44,050          3,077,994
                                     Royal Dutch Petroleum..................                         52,000          2,827,500
                                                                                                                       -------
                                                                                                                    16,669,507
                                                                                                                       -------
  Finance-Miscellaneous-4.3%         American General.......................                         35,000          1,671,250
                                     Associates First Capital, Cl. A........                         30,000          1,665,000


DREYFUS VARIABLE INVESTMENT FUND, CAPITAL APPRECIATION PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                           JUNE 30, 1997 (UNAUDITED)
Common Stocks (continued)                                                                           Shares              Value
                                                                                                    -------            -------
  Finance-Miscellaneous (continued)  Fannie Mae.............................                         75,000     $    3,271,875
                                     Hertz, Cl. A...........................                         25,000 (a)        900,000
                                                                                                                       -------
                                                                                                                     7,508,125
                                                                                                                       -------
  Food, Beverage &
    Tobacco-12.8%                    Anheuser-Busch Cos.....................                         16,000            671,000
                                     Coca-Cola..............................                        110,000          7,425,000
                                     Kellogg................................                         15,000          1,284,375
                                     Nestle, A.D.R..........................                         35,000          2,303,437
                                     PepsiCo................................                         80,000          3,005,000
                                     Philip Morris Cos......................                        150,000          6,656,250
                                     Sara Lee...............................                          2,500            104,063
                                     Seagram................................                         21,500            865,375
                                     Unilever, N.V..........................                            500            109,000
                                                                                                                       -------
                                                                                                                    22,423,500
                                                                                                                       -------
  Food & Drugs-1.5%                  Walgreen...............................                         50,000          2,681,250
                                                                                                                       -------
  Health Care-16.4%                  Abbott Laboratories....................                         50,000          3,337,500
                                     American Home Products.................                         45,000          3,442,500
                                     Amgen..................................                          5,000            290,625
                                     Johnson & Johnson......................                         85,000          5,471,875
                                     Merck & Co.............................                         60,000          6,210,000
                                     Pfizer.................................                         60,000          7,170,000
                                     Roche Holdings, A.D.S..................                         33,000          2,986,500
                                                                                                                       -------
                                                                                                                    28,909,000
                                                                                                                       -------
  Insurance-3.2%                     Berkshire Hathaway, Cl. A .............                             75 (a)      3,540,000
                                     Marsh & McLennan.......................                         30,000          2,141,250
                                                                                                                       -------
                                                                                                                     5,681,250
                                                                                                                       -------
  Media/Entertainment-1.9%           Disney (Walt)..........................                         12,000            963,000
                                     McDonald's.............................                         50,000          2,415,625
                                                                                                                       -------
                                                                                                                     3,378,625
                                                                                                                       -------
  Personal Care-6.1%                 Estee Lauder, Cl. A ...................                         25,000          1,256,250
                                     Gillette...............................                         45,000          4,263,750
                                     Procter & Gamble.......................                         37,000          5,226,250
                                                                                                                       -------
                                                                                                                    10,746,250
                                                                                                                       -------
  Photography-1.1%                   Eastman Kodak..........................                         25,000          1,918,750
                                                                                                                       -------
  Publishing-.8%                     McGraw-Hill Cos........................                         22,000          1,293,875
                                     News Corp, A.D.S.......................                          5,000             96,250
                                                                                                                       -------
                                                                                                                     1,390,125
                                                                                                                       -------
  Retail-.8%                         May Department Stores..................                          6,000            283,500
                                     Wal-Mart Stores........................                         35,000          1,183,437
                                                                                                                       -------
                                                                                                                     1,466,937
                                                                                                                       -------

DREYFUS VARIABLE INVESTMENT FUND, CAPITAL APPRECIATION PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                               JUNE 30, 1997 (UNAUDITED)
Common Stocks (continued)                                                                           Shares              Value
                                                                                                    -------            -------
  Textiles & Apparrel-3.3%           Christian Dior.........................                         15,000     $    2,475,542
                                     NIKE, Cl. B............................                         45,000          2,626,875
                                     Polo Ralph Lauren, Cl. A...............                         25,000 (a)        684,375
                                                                                                                       -------
                                                                                                                     5,786,792
                                                                                                                       -------
  Transportation-1.4%                Norfolk Southern.......................                         20,000          2,015,000
                                     Union Pacific..........................                          6,000            423,000
                                                                                                                       -------
                                                                                                                     2,438,000
                                                                                                                       -------
                                     TOTAL COMMON STOCKS
                                       (cost $123,091,929)..................                                      $171,598,328
                                                                                                                       =======
Preferred Stock-.6%
  Publishing;                        News Corp., A.D.S., Cum., $.40
                                       (cost $1,260,263)....................                         70,000     $    1,093,750
                                                                                                                       =======
                                                                                                   Principal
Short-Term Investments-1.9%                                                                          Amount
                                                                                                    -------
  U.S. Treasury Bills:               5.40%, 7/24/1997.......................                   $     250,00    $       249,297
                                     5.08%, 8/7/1997........................                         75,000             74,613
                                     5.07%, 8/14/1997.......................                        157,000            156,030
                                     5.29%, 8/21/1997.......................                        262,000            260,119
                                     5.57%, 9/18/1997.......................                      2,639,000          2,609,602
                                                                                                                       -------
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $3,350,797)....................                                    $    3,349,661
                                                                                                                       =======
TOTAL INVESTMENTS (cost $127,702,989).......................................                         100.0%       $176,041,739
                                                                                                     ======            =======
CASH AND RECEIVABLES (NET)..................................................                            .0%   $         21,332
                                                                                                     ======            =======
NET ASSETS..................................................................                         100.0%       $176,063,071
                                                                                                     ======            =======
Notes to Statement of Investments:
    (a) Non-income producing.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, CAPITAL APPRECIATION PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES                                                           JUNE 30, 1997 (UNAUDITED)
                                                                                                      Cost             Value
                                                                                                    --------          --------
ASSETS:                          Investments in securities-See Statement of Investments         $127,702,989      $176,041,739
                                 Cash.......................................                                         1,706,004
                                 Dividends receivable.......................                                           228,232
                                 Prepaid expenses...........................                                               273
                                                                                                                      --------
                                                                                                                   177,976,248
                                                                                                                      --------
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                         105,830
                                 Payable for investment securities purchased                                         1,777,072
                                 Payable for shares of Beneficial Interest redeemed                                         12
                                 Accrued expenses...........................                                            30,263
                                                                                                                      --------
                                                                                                                     1,913,177
                                                                                                                      --------
NET ASSETS..................................................................                                      $176,063,071
                                                                                                                      ========
REPRESENTED BY:                  Paid-in capital............................                                      $126,852,836
                                 Accumulated undistributed investment income-net                                       821,627
                                 Accumulated net realized gain (loss) on investments                                    50,067
                                 Accumulated net unrealized appreciation (depreciation) on
                                       investments and foreign currency transactions                                48,338,541
                                                                                                                      --------
NET ASSETS..................................................................                                      $176,063,071
                                                                                                                      ========
SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest
authorized)                      ...........................................                                         6,632,955
NET ASSET VALUE, offering and redemption price per share....................                                            $26.54
                                                                                                                      ========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, CAPITAL APPRECIATION PORTFOLIO
STATEMENT OF OPERATIONS                                                            SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
INVESTMENT INCOME
INCOME:                          Cash dividends (net of $33,836 foreign taxes
                                     withheld at source)....................                  $  1,294,862
                                 Interest...................................                        84,506
                                                                                                   -------
                                       Total Income.........................                                       $  1,379,368
EXPENSES:                        Investment advisory fee-Note 4(a)..........                       371,329
                                 Sub-Investment advisory fee-Note 4(a)......                       136,329
                                 Professional fees..........................                        15,252
                                 Registration fees..........................                        14,023
                                 Custodian fees-Note 4(a)...................                         6,830
                                 Prospectus and shareholders' reports.......                         5,538
                                 Trustees' fees and expenses-Note 4(b)......                         1,737
                                 Loan commitment fees-Note 3................                         1,130
                                 Interest-Note 3............................                           950
                                 Shareholder servicing costs................                           327
                                 Miscellaneous..............................                         1,419
                                                                                                   -------
                                       Total Expenses.......................                                            554,864
                                                                                                                        -------
INVESTMENT INCOME-NET.......................................................                                            824,504
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 5:
                                 Net realized gain (loss) on investments....                $       50,472
                                 Net unrealized appreciation (depreciation) on investments      25,196,152
                                                                                                   -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         25,246,624
                                                                                                                        -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $26,071,128
                                                                                                                        =======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, CAPITAL APPRECIATION PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
                                                                                         Six Months Ended
                                                                                          June 30, 1997           Year Ended
                                                                                           (Unaudited)        December 31, 1996
                                                                                            ---------            ----------
OPERATIONS:
  Investment income-net..................................................                   $       824,504    $    1,060,487
  Net realized gain (loss) on investments................................                            50,472           161,216
  Net unrealized appreciation (depreciation) on investments..............                        25,196,152        15,412,393
                                                                                                   --------           -------
      Net Increase (Decrease) in Net Assets Resulting from Operations....                        26,071,128        16,634,096
                                                                                                   --------           -------
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net..................................................                           (11,167)       (1,054,688)
  Net realized gain on investments.......................................                           (22,334)         (128,629)
                                                                                                   --------           -------
      Total Dividends....................................................                           (33,501)       (1,183,317)
                                                                                                   --------           -------
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold..........................................                        48,773,258        48,464,115
  Dividends reinvested...................................................                            33,501         1,183,317
  Cost of shares redeemed................................................                        (2,526,142)       (8,283,484)
                                                                                                   --------           -------
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions                    46,280,617        41,363,948
                                                                                                   --------           -------
        Total Increase (Decrease) in Net Assets..........................                        72,318,244        56,814,727
NET ASSETS:
  Beginning of Period....................................................                       103,744,827        46,930,100
                                                                                                   --------           -------
  End of Period..........................................................                      $176,063,071      $103,744,827
                                                                                                   ========           =======
Undistributed investment income-net......................................                   $       821,627    $        8,290
                                                                                                   --------           -------
                                                                                                    Shares            Shares
                                                                                                   --------           -------
CAPITAL SHARE TRANSACTIONS:
  Shares sold............................................................                         2,014,006         2,450,508
  Shares issued for dividends reinvested.................................                             1,478            53,418
  Shares redeemed........................................................                          (102,590)         (433,677)
                                                                                                   --------           -------
      Net Increase (Decrease) in Shares Outstanding......................                         1,912,894         2,070,249
                                                                                                   ========           =======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, CAPITAL APPRECIATION PORTFOLIO
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.

                                                                Six Months Ended
                                                                 June 30, 1997             Year Ended December 31,
                                                                                  ----------------------------------------
PER SHARE DATA:                                                   (Unaudited)      1996      1995      1994      1993(1)
                                                                  ------------     ----      ----      ----      ----
    Net asset value, beginning of period.........                    $21.98      $17.71    $13.44    $13.27    $12.50
                                                                       ----        ----      ----      ----      ----
    Investment Operations:
    Investment income-net........................                       .12         .23       .23       .23       .08
    Net realized and unrealized gain (loss)
      on investments.............................                      4.44        4.30      4.27       .17       .76
                                                                       ----        ----      ----      ----      ----
    Total from Investment Operations.............                      4.56        4.53      4.50       .40       .84
                                                                       ----        ----      ----      ----      ----
    Distributions:
    Dividends from investment income-net.........                        --        (.23)     (.23)     (.23)     (.07)
    Dividends from net realized gain on investments                      --        (.03)       --        --        --
                                                                       ----        ----      ----      ----      ----
    Total Distributions..........................                        --        (.26)     (.23)     (.23)     (.07)
                                                                       ----        ----      ----      ----      ----
    Net asset value, end of period...............                    $26.54      $21.98    $17.71    $13.44    $13.27
                                                                       ====        ====      ====      ====      ====
TOTAL INVESTMENT RETURN..........................                     20.78%(2)   25.56%    33.52%     3.04%     6.74%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                       .41%(2)     .84%      .85%      .25%      .28%(2)
    Ratio of net investment income
      to average net assets......................                       .60%(2)    1.46%     2.08%     2.99%     1.89%(2)
    Decrease reflected in above expense ratios
      due to undertakings by
The Dreyfus Corporation..........................                        --          --       .02%      .86%     3.67%(2)
    Portfolio Turnover Rate......................                      1.09%(2)    2.47%     2.81%      .12%      .01%(2)
    Average commission rate paid (3).............                    $.0624      $.0705        --        --        --
    Net Assets, end of period (000's Omitted)....                  $176,063    $103,745   $46,930   $16,118    $3,770
(1)  From April 5, 1993 (commencement of operations) to December 31, 1993.
(2)  Not annualized.
(3)  For fiscal years beginning January 1, 1996, the Series is required to disclose its average commission rate paid per share
for purchases and sales of investment securities.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, CAPITAL APPRECIATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-GENERAL:
    Dreyfus Variable Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company currently offering thirteen series, including the Capital Appreciation Portfolio (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a diversified portfolio. The Series' investment objective is to provide long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation ("Dreyfus") serves as the Series' investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Fayez Sarofim & Co. ("Sarofim") serves as the Series' sub-investment adviser. Premier Mutual Fund Services, Inc. is the distributor of the Series' shares, which are sold without a sales charge.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
NOTE 2-SIGNIFICANT ACCOUNTING POLICIES:
    (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (b) Foreign currency transactions: The Series does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.

DREYFUS VARIABLE INVESTMENT FUND, CAPITAL APPRECIATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    (e) Federal income taxes: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 3-BANK LINE OF CREDIT:
    The Series participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Series has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Series at rates based on prevailing market rates in effect at the time of borrowings. At June 30, 1997, there were no outstanding borrowings under the Facility.
    The average daily amount of borrowings outstanding during the period ended June 30, 1997 was approximately $33,700, with a related weighted average annualized interest rate of 5.69%. The maximum amount borrowed at any time during the period ended June 30, 1997 was $1.1 million.
NOTE 4-INVESTMENT ADVISORY FEE, SUB-INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is based on the value of the Series' average daily net assets and is computed at the following annual rates: .55 of 1% of the first $150 million; .50 of 1% of the next $150 million; and .375 of 1% over $300 million. The fee is payable monthly. Pursuant to a Sub-Investment Advisory Agreement with Sarofim, the sub-investment advisory fee is based upon the value of the Series' average daily net assets and is computed at the following annual rates: .20 of 1% of the first $150 million; .25 of 1% of the next $150 million; and .375 of 1% over $300 million. The fee is payable monthly.
    The Series compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Series.
    The Series compensates Mellon under a custody agreement to provide custodial services for the Series. During the period ended June 30, 1997, $6,830 was charged by Mellon pursuant to the custody agreement.
    (b) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 5-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 1997, amounted to $47,320,684 and $1,458,342, respectively.
    At June 30, 1997, accumulated net unrealized appreciation on investments was $48,338,750, consisting of $48,590,996 gross unrealized appreciation and $252,246 gross unrealized depreciation.
    At June 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).



Registration Mark
[Dreyfus lion "d" logo]
DREYFUS VARIABLE INVESTMENT FUND,
CAPITAL APPRECIATION PORTFOLIO
200 Park Avenue
New York, NY 10166
INVESTMENT ADVISER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
SUB-INVESTMENT ADVISER
Fayez Sarofim & Co.
Two Houston Center,
Suite 2907
Houston, TX 77010
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940




Printed in U.S.A.                            112SA976
Registration Mark
[Dreyfus logo]
Variable
Investment Fund,
Capital Appreciation
Portfolio
Semi-Annual
Report
June 30, 1997